                                                                  EXECUTION COPY

                        RECONSTITUTED SERVICING AGREEMENT

         THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of November, 2004, by and among LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation ("LBH" or "Seller"), and WACHOVIA Mortgage Corporation.,
a North Carolina corporation (the "Servicer"), AURORA LOAN SERVICES INC., a
Delaware corporation ("Aurora" or "Master Servicer") and acknowledged by
CITIBANK, N.A., as trustee under the Trust Agreement defined below (the
"Trustee"), recites and provides as follows:

                                    RECITALS

         WHEREAS, the Servicer and Lehman Brothers Bank, FSB (the "Bank") are
parties to a Flow Purchase, Warranties and Servicing Agreement dated as of July
1, 2004 (Group No. 2004-Flow) annexed as Exhibit B hereto (the "Bank Flow
Agreement"), pursuant to which the Servicer services certain fixed rate, first lien residential mortgage loans, identified in Schedule I hereto (the "Mortgage
Loans") for the Bank;

         WHEREAS, on or prior to the Closing Date (as defined herein), the Bank and LBH will enter into an Assignment and Assumption Agreement, dated as of
November 1, 2004 (the "Assignment and Assumption Agreement"), pursuant to which the Bank will assign all of its rights, title and interest in and to the
Mortgage Loans to LBH and LBH will assume all of the rights and obligations of the Bank under the Bank Flow Agreement, but only to the extent that the Bank
Flow Agreement relates to the Mortgage Loans;

         WHEREAS, on the Closing Date, LBH will convey the Mortgage Loans to
Structured Asset Securities Corporation, a Delaware special purpose corporation
("SASCO"), which in turn will convey the Mortgage Loans to the Trustee for the benefit of the SASCO 2004-22 trust fund (the "Trust Fund") created, pursuant to a trust agreement, dated as of November 1, 2004 (the "Trust Agreement") among the Trustee, the Master Servicer and SASCO, as depositor (the "Depositor");

         WHEREAS, the Seller desires that the Servicer continue to service the
Mortgage Loans, and the Servicer has agreed to do so, subject to the rights of the Seller and the Master Servicer to terminate the rights and obligations of the Servicer hereunder subject to the conditions set forth herein;

         WHEREAS, on and after the Closing Date, the Seller and the Servicer agree that the provisions of the Bank Flow Agreement shall apply to the Mortgage
Loans, as modified by the Agreement, and that this Agreement shall constitute a
"Reconstitution Agreement" in connection with a "Pass-Through Transfer" (as such terms are defined in the Bank Flow Agreement) which shall govern the Mortgage
Loans for so long as such Mortgage Loans remain subject to the provisions of the
Trust Agreement;

         WHEREAS, pursuant to the Trust Agreement, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Mortgage

Loans on behalf of the Trustee and shall have the right to terminate the rights and obligations of the Servicer upon the occurrence and continuance of an Event of Default under this Agreement;

         WHEREAS, the Seller and the Servicer intend that the Trustee be a third party beneficiary of this Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Servicer hereby agree as follows:

                                    AGREEMENT

         1. Acknowledgement of Assignment and Assumption. The Servicer hereby acknowledges that the rights and obligations of the Bank under the Bank Flow
Agreement will be assigned to the Seller effective as of December 15, 2004 (the
"Closing Date") pursuant to the Assignment and Assumption Agreement; that such rights and obligations, as modified by this Agreement, will, in turn, be re-assigned by the Seller to SASCO pursuant to a mortgage loan sale and assignment agreement dated as of November 1, 2004 (the "Mortgage Loan Sale and
Assignment Agreement") between the Seller, as seller, and SASCO, as purchaser;
and that such rights will simultaneously be re-assigned by SASCO to the Trustee for the benefit of the Trust Fund pursuant to the Trust Agreement. The Servicer hereby agrees that each of the Assignment and Assumption Agreement, the Mortgage
Loan Sale and Assignment Agreement and the Trust Agreement, respectively, will constitute a valid assignment and assumption by the Bank of the rights and obligations of the Bank under the Bank Flow Agreement to the Seller, by the
Seller to SASCO, and of such rights but not obligations by SASCO to the Trust
Fund.

         2. Reconstitution; REMIC Election. The Servicer acknowledges that this
Agreement constitutes a "Reconstitution Agreement" in connection with a
"Pass-Through Transfer" and that the Reconstitution Date will be the Closing
Date. The Servicer also acknowledges that the Trust Fund will make a REMIC election with respect to its holding of the Mortgage Loans and, accordingly, the restrictions and requirements set forth in Section 4.04 of the Bank Flow
Agreement will be operative for purposes of this Agreement.

         3. Custodianship. The parties hereby agree that U.S. Bank National
Association will act as custodian of the Mortgage Files with respect to the
Mortgage Loans for the Trustee pursuant to the Custodial Agreement, dated as of
November 1, 2004, between U.S. Bank National Association and the Trustee.

         4. Servicing. The Servicer agrees, with respect to the Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the Bank Flow Agreement, except as otherwise provided herein or modified by Exhibit A hereto, and that the provisions of the Bank Flow Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if such provisions were set forth herein in full.

         5. Trust Cut-off Date. The parties hereto acknowledge that the remittance on the December 18, 2004 Remittance Date to the Trust Fund is to
include principal due after

November 1, 2004 (the "Trust Cut-off Date") plus interest, at the Mortgage Loan
Remittance Rate collected during the related Due Period exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, with the adjustments specified in clauses (b), (c) and (d) of the first paragraph of
Section 6.01 of the Bank Flow Agreement.

         6. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the
Master Servicer, which Master Servicer shall be obligated to ensure that the
Servicer services the Mortgage Loans in accordance with the provisions of this
Agreement. The Master Servicer, acting on behalf of the Trustee and the Trust
Fund shall have the same rights as the Seller (as assignee of the Bank) under the Bank Flow Agreement to enforce the obligations of the Servicer under the
Bank Flow Agreement and the term "Purchaser" as used in the Bank Flow Agreement in connection with any rights of the Purchaser shall refer to the Master
Servicer or the Trustee acting on behalf of the Trust Fund, except as otherwise specified in Exhibit A hereto. The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this
Agreement, as provided in Article X (Default) of the Bank Flow Agreement.
Notwithstanding anything herein to the contrary, in no event shall the Master
Servicer be required to assume any of obligations of the Seller under the Bank
Flow Agreement; and, in connection with the performance of the Master Servicer's duties hereunder, the parties and other signatories hereto agree that the Master
Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Trust Agreement.

         7. No Representations. Neither the Servicer nor the Master Servicer
shall be obligated or required to make any representations and warranties regarding the characteristics of the Mortgage Loans in connection with the transactions contemplated by the Trust Agreement and issuance of the mortgage pass-through securities issued pursuant thereto.

         8. Notices. All notices and communications between or among the parties hereto (including any third party beneficiary thereof) shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

         All notices required to be delivered to the Master Servicer under this
Agreement shall be delivered to the Master Servicer at the following address:

                  Aurora Loan Services Inc.
                  2530 South Parker Road
                  Suite 601
                  Aurora, Colorado 80014
                  Attn:  E. Todd Whittemore, Master Servicing,
                  SASCO 2004-22
                  Telephone:  (303) 632-3422
                  Facsimile:  (303) 632-4287

         All remittances required to be made to the Master Servicer under this
Agreement shall be made on a scheduled/scheduled basis to the following wire account:

                  JPMorgan Chase Bank
                  New York, New York
                  ABA#:  021-000-021
                  Account Name:  Aurora Loan Services Inc.,
                                 Master Servicing Payment Clearing Account
                  Account Number:  066-611059
                  Beneficiary:  Aurora Loan Services Inc.
                  For further credit to:  SASCO 2004-22

         All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

                  Citibank, N.A.
                  388 Greenwich Street, 14th Floor
                  New York, New York  10013
                  Attention: Citibank Agency & Trust (SASCO 2004-22)
                  Telephone:  (212) 816-5827
                  Facsimile:  (212) 816-5527

         All written information required to be delivered to the Seller hereunder shall be delivered to LBH at the following address:

                  Lehman Brothers Holdings Inc.
                  745 Seventh Avenue, 7th Floor
                  New York, New York 10019
                  Attention:  Manager, Contract Finance
                  Telephone No.:  (212) 526-7000
                  Facsimile:  (212) 526-8950

                  With a copy to:
                  Dechert LLP
                  1717 Arch Street

                  Philadelphia, Pennsylvania 19103
                  Attention:  Steven J. Molitor, Esq.

         All notices required to be delivered to the Servicer hereunder shall be delivered to its office at the address for notices as set forth in Section 12.08 of the Bank Flow Agreement.

         8. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS
CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS
LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE
DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         9. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

         10. Termination. Upon the termination of the Trust Fund pursuant to
Article VII of the Trust Agreement, this Agreement shall terminate, and thereafter, the Mortgage Loans shall be serviced in accordance with the terms of the Bank Flow Agreement. In the event that the Bank Flow Agreement is terminated prior to the termination of the Trust Fund, the Servicer and the Master Servicer
shall enter into a replacement servicing agreement with respect to the Mortgage
Loans, which agreement shall be similar to the Bank Flow Agreement in all material respects.

                                      LEHMAN BROTHERS HOLDINGS INC.,
                                        as Seller

                                      By:
                                          --------------------------------------
                                          Name:  Joseph J. Kelly
                                          Title: Authorized Signatory

                                      WACHOVIA MORTGAGE CORPORATION
                                         as Servicer

                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                      AURORA LOAN SERVICES INC.,
                                        as Master Servicer

                                      By:
                                          --------------------------------------
                                          Name:  E. Todd Whittemore
                                          Title: Executive Vice President

Acknowledged by:
CITIBANK, N.A.,
  as Trustee and not individually

By:
    -------------------------------------------------
    Name:  Karen Schluter
    Title: Vice President

                                    EXHIBIT A

                    Modifications to the Bank Flow Agreement

1.       The definition of "Custodial Agreement" in Article I is hereby amended in its entirety to read as follows:

                  Custodial Agreement: The custodial agreement relating to the custody of the Mortgage Loans between the Custodian and the
                  Trustee, as acknowledged by the Seller, the Depositor, the
                  Master Servicer and the Servicer, dated as of November 1,
                  2004.

2.       The definition of "Custodian" in Article I is hereby amended in its entirety to read as follows:

                  Custodian: means U.S. Bank National Association and any of its successors and assigns.

3.       The definition of Servicing Fee Rate in Article I is hereby amended to read as follows:

                  Servicing Fee:  Rate:  0.25% per annum.

4.       A new definition of "Sarbanes Certifying Party" shall be added to
         Article I immediately after the definition of "SAIF" to read as follows:

                  Sarbanes Certifying Party: A Person who provides a
                  certification required under the Sarbanes-Oxley Act of 2002 on behalf of the Trust Fund.

5.       The parties acknowledge that the requirements of the fourth paragraph of Section 2.02 (Book and Records; Transfer of Mortgage Loans) and
         Section 12.13 (Assignment of Purchaser) of the Bank Flow Agreement
         shall be inapplicable to this Agreement and that Exhibit G to the Bank
         Flow Agreement shall be superceded by the Assignment and Assumption
         Agreement.

6.       The parties acknowledge that Section 2.03 (Delivery of Documents) shall be superceded by the provisions of the Custodial Agreement.

7.       Section 5.04 (Establishment of and Deposits to Custodial Account) is
         hereby amended as follows:

                  the words "in trust for Lehman Brothers Bank, purchaser of
                  Conventional Residential Fixed and Adjustable Rate Mortgage
                  Loans, Group No. 2004-Flow" in the fourth, fifth and sixth lines of the first sentence of the first paragraph shall be replaced by the following: "in trust for Citibank, N.A., as trustee of the SASCO 2004-22 Trust Fund".

                                       A-1

8.       Section 5.06 (Establishment of and Deposits to Escrow Account) shall be amended as follows:

                  the words "in trust for Lehman Brothers, Bank FSB, purchaser of Conventional Residential Fixed and Adjustable Rate Mortgage
                  Loans, Group No. 2004-Flow, and various Mortgagors" in the fourth, fifth and sixth lines of the first sentence of the first paragraph shall be replaced by the following: "in trust for Citibank, N.A., as trustee of the SASCO 2004-22 Trust Fund and various Mortgagors".

9.       Section 6.01 (Remittances) is hereby amended by adding the following as the third paragraph of such Section:

                           All remittances required to be made to the Master
                  Servicer pursuant to this Section 6.01 shall be made on a
                  scheduled/scheduled basis to the following wire account or to such other account as may be specified by the Master Servicer from time to time:

                             JPMorgan Chase Bank
                             New York, New York
                             ABA #: 021-000-021
                             Account Name: Aurora Loan Services Inc.
                                           Master Servicing Payment Clearing
                                           Account
                             Account Number: 066-611059
                             Beneficiary: Aurora Loan Services Inc.
                             For further credit to: SASCO 2004-22

10.      The first and second paragraphs of Section 6.02 (Statements to
         Purchaser) is amended and restated in its entirety to read as follows:

                  Section 6.02 Statements to Master Servicer.

                           Not later than the tenth (10th) calendar day of each
                  month, the Servicer shall furnish to the Master Servicer or its designee a monthly remittance advice in the format set forth in Exhibit F-1 hereto and a monthly defaulted loan
                  report in format set forth in Exhibit F-2 hereto (or in such other format mutually agreed to between the Servicer and the
                  Master Servicer) relating to the period ending on the last day of the preceding calendar month.

                           At the Master Servicer's request, not more than 60
                  days after the end of each calendar year, commencing December
                  31, 2004, the Servicer shall provide (as such information
                  becomes readily available to Servicer) to the Master Servicer such information concerning the Mortgage Loans and annual
                  remittances to the Master Servicer relating thereto as is
                  necessary for the Trustee to prepare the Trust Fund's federal income tax return and for any investor in the mortgage
                  pass-through certificate issued by the Trust Fund to prepare its required federal income tax return.

                                      A-2

11.      Section 7.05 (Annual Officer's Certificate) is hereby amended and restated in its entirety as follows:

                  Section 7.05 Annual Officer's Certificate.

                  (a) On or before March 15th of each calendar year, commencing
                  March 15, 2005, the Servicer, at its own expense, will deliver to the Master Servicer and any Sarbanes Certifying Party, a
                  Servicing Officer's certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding fiscal year and of performance under this Agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officer and the nature and status thereof including the steps being taken by the Servicer to remedy such default.

                  (b) For so long as a certificate under the Sarbanes-Oxley Act of 2002, as amended, ("Sarbanes-Oxley") is required to be
                  given on behalf of the Trust Fund, on or before March 15th of each calendar year, commencing March 15, 2005, or at any other time that a Sarbanes Certifying Person provides a
                  certification pursuant to Sarbanes-Oxley and upon thirty (30)
                  days written request of such parties, an officer of the
                  Servicer shall execute and deliver an Officer's Certificate to the Sarbanes Certifying Party for the benefit of the Trust
                  Fund and the Sarbanes Certifying Party and its officers,
                  directors and affiliates, in a form substantially similar to
                  Exhibit C hereto, or as may be required by law or regulation.

12.      Section 8.04 (Additional Indemnification by the Seller) is hereby amended in its entirety to read as follows:

                           The Servicer shall indemnify the Seller, the
                  Depositor, the Trust Fund, the Trustee and the Master Servicer
                  (each an "indemnified party") and hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of such parties may sustain in any way related to the
                  failure of the Servicer to perform its duties and service the
                  Mortgage Loans in compliance with the terms of this Agreement
                  (including, but not limited to its obligation to provide the certification pursuant to Section 7.05(b) hereunder) or for any inaccurate or misleading information provided in the
                  certification required pursuant to Section 7.05(b). The
                  Servicer immediately shall notify the relevant indemnified party if a claim is made by a third party with respect to this
                  Agreement or the Mortgage Loans, assume (with the prior
                  written consent of the indemnified party, which consent shall not be unreasonably withheld or delayed) the defense of any such claim and pay all expenses in connection therewith,
                  including counsel fees, and promptly pay, discharge and
                  satisfy any judgment or decree which may be entered against it or any of such parties in respect of such claim. The Servicer shall follow any written instructions received from the

                                      A-3

                  Master Servicer or the Trustee in connection with such claim.
                  The Servicer shall provide the Trustee (with a copy to the
                  Master Servicer) with a written report of all expenses and advances incurred by the Servicer pursuant to this Section
                  8.04, and the Trustee (after consultation with the Master
                  Servicer) from the assets of the Trust Fund promptly shall reimburse the Servicer for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way relates to the failure of the Servicer to service and
                  administer the Mortgage Loans in compliance with the terms of this Agreement or the gross negligence, bad faith or willful misconduct of this Servicer. In the event a dispute arises between the Servicer and the indemnified party with respect to any of the rights and obligations of the parties pursuant to this Agreement and such dispute is adjudicated in a court of law by an arbitration panel or any others judicial process, then the losing party shall indemnify and reimburse the
                  winning party for all attorney's fees and other costs and
                  expenses relating to the adjudication of said dispute.

13.      Section 10.02 (Waiver of Defaults) is hereby amended by changing the reference to "Purchaser" to "Master Servicer with the prior written consent of the Trustee".

14.      Section 11.01 (Termination) is hereby amended by restating subclause
         (ii) thereof to read as below and adding the following sentence as the second sentence of Section 11.01:

                  (ii)     mutual consent of the Servicer and the Master
                           Servicer in writing, provided such termination is
                           also acceptable to the Trustee and the Rating
                           Agencies.

                           At the time of any termination of the Servicer
                  pursuant to Section 11.01, the Servicer shall be entitled to all accrued and unpaid Servicing Fees and unreimbursed
                  Servicing Advances and Monthly Advances; provided, however, in the event of a termination for cause pursuant to Section 10.01 hereof, such unreimbursed amounts shall not be reimbursed to the Servicer until such amounts are received by the Trust Fund from the related Mortgage Loans or if such amounts are
                  unrecoverable, from general collections.

15.      Section 11.02 (Termination Without Cause) is hereby amended by replacing the reference to "Purchaser" in clause (iii) with "Seller
         (with the prior consent of the Trustee and the Rating Agencies)"

16.      The first paragraph of Section 12.01 (Successor to Seller) is hereby amended in its entirety to read as follows:

                           Simultaneously with the termination of the Servicer's
                  responsibilities and duties under this Agreement pursuant to
                  Sections 8.04, 10.01, 11.01(ii) or 11.02, the Master Servicer
                  shall, in accordance with the provisions of the Trust
                  Agreement (i) succeed to and assume all of the Servicer's
                  responsibilities, rights, duties and obligations under this
                  Agreement, or (ii) appoint a successor meeting the eligibility requirements of this Agreement, and which shall succeed to all

                                      A-4

                  rights and assume all of the responsibilities, duties and
                  liabilities of the Servicer under this Agreement with the
                  termination of the Servicer's responsibilities, duties and liabilities under this Agreement. Any successor to the
                  Servicer that is not at that time a Servicer of other mortgage loans for the Trust Fund shall be subject to the approval of the Master Servicer, the Seller, the Trustee and each Rating
                  Agency (as such term is defined in the Trust Agreement).
                  Unless the successor servicer is at that time a servicer of other mortgage loans for the Trust Fund, each Rating Agency must deliver to the Trustee a letter to the effect that such transfer of servicing will not result in a qualification,
                  withdrawal or downgrade of the then-current rating of any of the mortgage pass-through securities issued by the Trust Fund.
                  In connection with such appointment and assumption, the Master
                  Servicer or the Seller, as applicable, may make such
                  arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement.
                  In the event that the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the
                  effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this
                  Agreement, and shall take no action whatsoever that might
                  impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective
                  until a successor shall be appointed pursuant to this Section
                  12.01 and shall in no event relieve the Servicer of the
                  representations and warranties made pursuant to Sections 4.01 and 4.02 and the remedies available to the Trust Fund under
                  Section 4.03, it being understood and agreed that the
                  provisions of Section 4.01, 4.02 and 4.03 shall be applicable to the Servicer notwithstanding any such resignation or
                  termination of the Servicer, or the termination of this
                  Agreement.

17.      Section 12.02 (Amendment) is hereby amended by replacing the words "by written agreement signed by the Seller, as servicer and the Purchaser"
         with "by written agreement signed by the Servicer and the Seller, with the written consent of the Master Servicer and the Trustee".

18.      A new Section 12.18 (Intended Third Party Beneficiary) is hereby added to the Bank Flow Agreement to read as follows:

                  Section 12.18 Intended Third Party Beneficiaries.
         Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Trustee receive the benefit of the provisions of this Agreement as an intended third party beneficiary of this Agreement to the extent of such provisions.
         The Servicer shall have the same obligations to the Trustee as if they were parties to this Agreement, and the Trustee shall have the same rights and remedies to enforce the provisions of this Agreement as if it was a party to this Agreement. The Servicer shall only take direction from the Master Servicer (if

                                      A-5

         direction by the Master Servicer is required under this Agreement)
         unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Master Servicer and the
         Trustee hereunder (other than the right to indemnification) shall terminate upon termination of the Trust Agreement and of the Trust Fund created pursuant to the Trust Agreement.

19.      A new Section 12.19 (Reporting Requirements of the Commission and
         Indemnification) is hereby added to the Bank Flow Agreement to read as follows:

                  Section 12.19 Reporting Requirements of the Commission and
         Indemnification. Notwithstanding any other provision of this Agreement, the Servicer (i) agrees to negotiate in good faith any amendment or modification (including an indemnification agreed to in connection therewith) to this Agreement as may be necessary, in the judgment of the Depositor and its counsel (as evidenced by an opinion of such counsel addressed to the Servicer), to comply with any rules promulgated by the U.S. Securities and Exchange Commission (the
         "Commission") and any interpretations thereof by the staff of the
         Commission (collectively, "SEC Rules") and (ii) with reasonable notice and upon written request, provide to the Depositor for inclusion in any periodic report required to be filed under the Securities and Exchange
         Act of 1934, as amended (the "Exchange Act"), such items of information regarding this Agreement and matters related to the Servicer, including as applicable (by way of example and not limitation), a description of any material litigation or governmental action or proceeding involving the Servicer or its affiliates (collectively, the "Servicer
         Information"), provided, that such information shall be required to be provided by the Servicer only to the extent that such shall be determined by the Depositor and its counsel (as evidenced by an opinion of such counsel addressed to the Servicer) to be necessary to comply with any SEC Rules.

20.      Section 12.18 (Exhibits) and Section 12.19 (General Interpretive
         Principles) are renumbered Sections 12.20 and Section 12.21, respectively.

                                      A-6

                                    EXHIBIT B

                FLOW PURCHASE, WARRANTIES AND SERVICING AGREEMENT
                            DATED AS OF JULY 1, 2004

                                Se Exhibit 99.11

                                       B-1

                                    EXHIBIT C

                              ANNUAL CERTIFICATION

         I,         ,         of          Wachovia. (the "Servicer"), certify to
[identify  the company  submitting to SEC], and its officers, directors, agents and affiliates (in its role as [identify role] the "Sarbanes Certifying Party"), and with the knowledge and intent that they will rely upon this certification, that:

         (i)  Based on my knowledge, the information relating to the Mortgage
              Loans and the servicing thereof submitted by the Servicer to the
              Sarbanes Certifying Party which is used in connection with preparation of the reports on Form 8-K and the annual report on
              Form 10-K filed with the SEC with respect to each transaction listed on the attached Exhibit A, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the date of this certification;

         (ii) The servicing information required to be provided to the Sarbanes
              Certifying Party by the Servicer under the relevant servicing agreements has been provided to the Sarbanes Certifying Party;

         (iii) I am responsible for reviewing the activities performed by the
              Servicer under the relevant servicing agreements and based upon the review required by the relevant servicing agreements, and except as disclosed in the Annual Statement of Compliance, the
              Annual Independent Public Accountant's Servicing Report and all
              servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans submitted to the
              Sarbanes Certifying Party, the Servicer has, as of the date of this certification fulfilled its obligations under the relevant servicing agreements; and

         (iv) I have disclosed to the Sarbanes Certifying Party all significant deficiencies relating to the Servicer's compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for
              Mortgage Bankers or similar standard as set forth in the relevant servicing agreements.

         (v)  The Servicer shall indemnify and hold harmless the Sarbanes
              Certifying Party and its officers, directors, agents and
              affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Servicer or any of its officers, directors, agents or affiliates of its obligations under this Certification or the negligence, bad faith or willful misconduct of the Servicer in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Sarbanes
              Certifying Party, then the Servicer

                                      C-1

              agrees that it shall contribute to the amount paid or payable by the Sarbanes Certifying Party as a result of the losses, claims, damages or liabilities of the Sarbanes Certifying Party in such proportion as is appropriate to reflect the relative fault of the
              Sarbanes Certifying Party on the one hand and the Servicer on the other in connection with a breach of the Servicer's obligations under this Certification or the Servicer's negligence, bad faith or willful misconduct in connection therewith.

                                      C-2

         IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Servicer.

Dated:                                        By:
        ----------------------------                 ---------------------------
                                              Name:
                                                     ---------------------------
                                              Title:
                                                     ---------------------------

                                      C-3

                                   SCHEDULE I

Schedule of Mortgage Loans

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